Virtus Bond Fund and

Virtus High Yield Fund,

each a series of Virtus Opportunities Trust

Supplement dated December 23, 2008 to the

Prospectus dated January 31, 2008,

as supplemented and revised

IMPORTANT NOTICE TO INVESTORS

The following information updates and replaces the disclosure under “Portfolio Management” for the funds as indicated.

Virtus Bond Fund (page 6)

A team of investment professionals manages the Bond Fund’s portfolio and each team member is jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Robert L. Bishop, CFA. Mr. Bishop has served on the fund’s portfolio management team since 2004. He is Chief Investment Officer for Fixed Income at SCM Advisors and also has portfolio management responsibility for investment grade corporate bonds and credit derivatives. Mr. Bishop also serves on the portfolio management teams for the Virtus High Yield Fund and Virtus High Yield Income Fund. Prior to joining SCM Advisors in 2002, he was responsible for restructuring corporate pension funds at Saloman Brothers; quantitative portfolio design at Goldman Sachs; and was a director in the credit sales area of Merrill Lynch. He has 28 years of investment experience.

Maxwell E. Bublitz, CFA. Mr. Bublitz has served on the fund’s portfolio management team since December 2008. He also serves on the portfolio management team for the Virtus High Yield Fund and Virtus High Yield Income Fund. Mr. Bublitz is Chief Strategist at SCM Advisors. Prior to joining SCM Advisors in 2005, he was President and Chief Executive Officer of Conseco Capital Management (1987-2005). Mr. Bublitz has 24 years of investment experience.

Kausik Saha. Mr. Saha has served on the fund’s portfolio management team since July 2008. He is Fixed Income Portfolio Manager at SCM Advisors focused primarily on mortgage and asset-backed securities. Prior to joining SCM Advisors in 2008, Mr. Saha was Portfolio manager and Senior ABS Analyst for Barclays Global Investors (2004-2008). He has 16 years of investment experience.

Virtus High Yield Fund (page 22)

A team of investment professionals manages the High Yield Fund’s portfolio and each team member is jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Robert L. Bishop, CFA. Mr. Bishop has served on the fund’s portfolio management team since December 2008. He is Chief Investment Officer for Fixed Income at SCM Advisors and also has portfolio management responsibility for investment grade corporate bonds and credit derivatives. Mr. Bishop also serves on the portfolio management teams for the Virtus Bond Fund and Virtus High Yield Income Fund. Prior to joining SCM Advisors in 2002, he was responsible for restructuring corporate pension funds at Saloman Brothers; quantitative portfolio design at Goldman Sachs; and was a director in the credit sales area of Merrill Lynch. He has 28 years of investment experience.

Maxwell E. Bublitz, CFA. Mr. Bublitz has served on the fund’s portfolio management team since December 2008. He also serves on the portfolio management team for the Virtus Bond Fund and the Virtus High Yield Income Fund. Mr. Bublitz is Chief Strategist at SCM Advisors. Prior to joining SCM Advisors in 2005, he was President and Chief Executive Officer of Conseco Capital Management (1987-2005). Mr. Bublitz has 24 years of investment experience.

Warren H. Goodrich, CFA. Mr. Goodrich has served on the fund’s portfolio management team since December 2008. He also serves on the portfolio management team for the Virtus High Yield Income Fund. Mr. Goodrich is Director of Research and Fixed Income Analyst at SCM Advisors. Prior to joining SCM Advisors in 2001, he performed asset-backed securities research at Barclays Global Investors and CDO restructuring at Banc of America Securities. Mr. Goodrich has 12 years of investment experience.

Investors should retain this supplement with the Prospectus for future reference.

VOT 8020/SCM FI PMs (12/08)